SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 25, 2006
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On October 25, 2006, Discovery Laboratories, Inc. (the “Company”) and PharmaBio Development Inc. d/b/a NovaQuest (“PharmaBio”) entered into a Second Amended and Restated Loan Agreement (the “Loan Agreement”), a Second Amended and Restated Security Agreement (the “Security Agreement”) and a Warrant Agreement (the “Warrant Agreement”) (collectively, the “PharmaBio Transaction”) in order to restructure PharmaBio’s existing $8.5 million loan to the Company. The maturity date of the loan has been extended by 40 months, from December 31, 2006 to April 30, 2010. Beginning October 1, 2006, interest shall accrue at the prime lending rate of Wachovia Bank, N.A., subject to change when and as such rate changes, compounded annually and shall be payable on the maturity date. The Company may repay the loan, in whole or in part, at any time without prepayment penalty or premium.

Pursuant to the Loan Agreement, the Company has issued to PharmaBio a Second Amended and Restated Promissory Note (the “Note”), which replaces and supersedes the Note dated as of December 10, 2001, which was amended and restated as of November 3, 2004. The Company’s obligations to PharmaBio under the Note, the Loan Agreement and the Security Agreement are secured by an interest in substantially all of the assets of the Company, subject to limited exceptions set forth in the Security Agreement (the “Collateral”).

On the same date the Company and General Electric Capital Corporation (“GECC”) entered into an Amendment No. 5 and Consent (the “Amendment”) to the Master Security Agreement dated December 20, 2002 between the Company and GECC. Under the Amendment, GECC consented to the PharmaBio Transaction and, in consideration of the consent and other amendments to the Master Security Agreement, the Company granted to GECC a security interest in the Collateral. In connection therewith, PharmaBio, GECC and the Company entered into an Intercreditor Agreement pursuant to which GECC agreed to subordinate its security interest in the Collateral to the security interest of PharmaBio.

On October 26, 2006, the Company issued a press release announcing the restructuring, which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the agreements filed as exhibits to this report and incorporated herein by reference. The agreements have been filed in order to provide investors and the Company’s stockholders with information regarding their terms and in accordance with applicable rules and regulations of the Securities and Exchange Commission. Pursuant to the Loan Agreement, the Security Agreement and the Warrant Agreement, each of the Company and PharmaBio made customary representations, warranties and covenants and agreed to indemnify each other for certain losses arising out of breaches of such representations, warranties, covenants and other specified matters. The representations, warranties and covenants were made by the parties to and solely for the benefit of each other and any expressly intended third party beneficiaries in the context of all of the terms and conditions of the agreements and in the context of the specific relationship between the parties. Accordingly, investors and stockholders should not rely on the representations, warranties and covenants. Furthermore, investors and stockholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or continuing intentions of the parties, since they were only made as of the date of the agreements. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s reports or other filings with the Securities and Exchange Commission.

Item 3.02.    Unregistered Sales of Equity Securities.

On October 25, 2006, in consideration of the PharmaBio Transaction described in Item 1.01, the Company and PharmaBio entered into the Warrant Agreement whereby PharmaBio has the right to purchase 1,500,000 shares of the Company’s common stock, par value $0.001 per share, at an exercise price equal to $3.5813 per share. The warrants have a seven-year term and shall be exercisable for cash, the cancellation of a portion of the Company’s indebtedness under the Loan Agreement or a combination of the foregoing in an amount equal to the aggregate purchase price for the shares being purchased upon any exercise. Under the Warrant Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission within 45 days of October 25, 2006 with respect to the resale of the shares issuable upon exercise of the warrant. The warrant was issued to PharmaBio in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. In connection with the issuance of the warrant, the Company expects to recognize deferred financing costs as an intangible asset of approximately $1.9 million, to be amortized to interest expense ratably over the extended term of the loan.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

4.1	Second Amended and Restated Promissory Note, dated as of October 25, 2006, issued to PharmaBio Development Inc.

4.2	Warrant Agreement, dated as of October 25, 2006, by and between and Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.1	Second Amended and Restated Loan Agreement, dated as of December 10, 2001, amended and restated as of October 25, 2006, by and between Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.2	Second Amended and Restated Security Agreement, dated as of December 10, 2001, amended and restated as of October 25, 2006, by and between Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.3	Amendment No. 5 and Consent, dated October 25, 2006, to the Master Security Agreement between General Electric Capital Corporation and Discovery Laboratories, Inc.

99.1	Press Release dated October 26, 2006.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

Date: October 26, 2006	By:	/s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Second Amended and Restated Promissory Note, dated as of October 25, 2006, issued to PharmaBio Development Inc.

4.2	Warrant Agreement, dated as of October 25, 2006, by and between and Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.1	Second Amended and Restated Loan Agreement, dated as of December 10, 2001, amended and restated as of October 25, 2006, by and between Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.2	Second Amended and Restated Security Agreement, dated as of December 10, 2001, amended and restated as of October 25, 2006, by and between Discovery Laboratories, Inc. and PharmaBio Development Inc.

10.3	Amendment No. 5 and Consent, dated October 25, 2006, to the Master Security Agreement between General Electric Capital Corporation and Discovery Laboratories, Inc.

99.1	Press Release dated October 26, 2006.